ECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________
AMENDMENT NO. 1
TO
FORM 8-K
______________

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2013

Charter Communications, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

001-33664	43-1857213
(Commission File Number)	(I.R.S. Employer Identification Number)

400 Atlantic Street, 10th Floor
Stamford, Connecticut 06901
(Address of principal executive offices including zip code)

(203) 905-7801
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On July 1, 2013, Charter Communications, Inc. ("Charter") filed a Current Report on Form 8-K reporting that on July 1, 2013 Charter and Charter Communications Operating, LLC closed the transaction with Cablevision Systems Corporation in which they acquired Bresnan Broadband Holdings, LLC and its subsidiaries (collectively, "Bresnan").

This Amendment No. 1 to Form 8-K amends the Form 8-K Charter filed on July 1, 2013 to include Bresnan’s consolidated financial statements as of and for the three and six months ended June 30, 2013, as required by Item 9.01(a) of Form 8-K, and the unaudited pro forma condensed consolidated financial information related to the acquisition of Bresnan, as required by Item 9.01(b) of Form 8-K.

On April 19, 2013, Charter filed a Current Report on Form 8-K to include Bresnan's audited consolidated financial statements as of December 31, 2012 and 2011 and for the three years ended December 31, 2012, as required by Item 9.01(a) of Form 8-K and which are hereby incorporated by reference in this current report.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description

23.1 *	Consent of KPMG LLP.
99.1
Audited Historical Financial Statements of Bresnan Broadband Holdings, LLC and Subsidiaries as of and for the years ended December 31, 2012 and 2011 (incorporated by reference to Exhibit 99.1 to the current report on Form 8-K of Charter Communications, Inc. filed on April 19, 2013).

99.2
Audited Historical Financial Statements of Bresnan Broadband Holdings, LLC and Subsidiaries for the period of December 14, 2010 through December 31, 2010 (Successor); January 1, 2010 through December 13, 2010 (Predecessor) (incorporated by reference to Exhibit 99.2 to the current report on Form 8-K of Charter Communications, Inc. filed on April 19, 2013).

99.3 *	Historical Financial Statements of Bresnan Broadband Holdings, LLC and Subsidiaries as of and for the three and six months ended June 30, 2013.
99.4 *	Unaudited Pro Forma Financial Information.

___________

* filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHARTER COMMUNICATIONS, INC.,
Registrant

	By:	/s/ Kevin D. Howard
Kevin D. Howard
Senior Vice President - Finance, Controller and
Date: September 6, 2013		Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1 *	Consent of KPMG LLP.
99.1
Audited Historical Financial Statements of Bresnan Broadband Holdings, LLC and Subsidiaries as of and for the years ended December 31, 2012 and 2011 (incorporated by reference to Exhibit 99.1 to the current report on Form 8-K of Charter Communications, Inc. filed on April 19, 2013).

99.2
Audited Historical Financial Statements of Bresnan Broadband Holdings, LLC and Subsidiaries for the period of December 14, 2010 through December 31, 2010 (Successor); January 1, 2010 through December 13, 2010 (Predecessor) (incorporated by reference to Exhibit 99.2 to the current report on Form 8-K of Charter Communications, Inc. filed on April 19, 2013).

99.3 *	Historical Financial Statements of Bresnan Broadband Holdings, LLC and Subsidiaries as of and for the three and six months ended June 30, 2013.
99.4 *	Unaudited Pro Forma Financial Information.

___________

* filed herewith